SECURITIES AND EXCHANGE  COMMISSION

                                               Washington D.C. 20549


                                                    FORM 8-K/A

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                      The Securities and Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) :  November 19, 1999




                                             SETO HOLDINGS, INC.
                          (Exact name of registrant as specified by its charter)


       Nevada                      33-5820-LA                      77-00882545
(State or other jurisdic-    (Commission File Number)            (IRS Employer
tion of incorporation)                                            Identification
                                                                  Number)



                                     554 North State Road
                              Briarcliff Manor, New York  10510
                           (Address of principal executive offices)



Registrant's Telephone Number:   (914) 923-5000



Former Name or Former Address if Changed Since Last Report:  N/A

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS:


     The Company's October 31, 1999 unaudited pro forma combined financial statements give effect to the acquisition of two foreign subsidiary companies as set forth in Note 1 to these financial statements as if such transaction had occurred, for balance sheet purposes, on October 31, 1999 and for statement of operating purposes on February 1, 1999. These unaudited pro forma combined financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto appearing in the Form 8-K, Form 10QSB and Form 10KSB. The pro forma information is not necessarily indicative of the results that would have been reported has such events actually occurred on the dates specified, nor is it indicative of the Company's future results.


     A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma combined financial statements based on available information. The actual allocation of purchase price and the resulting effect on income form operations may differ significantly from the proforma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma combined financial statements are subject to change, and the final amounts may differ substantially.

                                                SETO HOLDINGS, INC.

                                         PRO FORMA COMBINED BALANCE SHEET

                                                 OCTOBER 31, 1999
                                                    (Unaudited)

                                                      ASSETS

                                                   Historical
                                                   Acquisitions

                                  Seto                          Batteries
                                Holdings,         Fimas         Industries,                             Pro forma
                                  Inc.          Sdn. Bhd.          Ltd.              Adjustments        Combined

  Cash                      $   53,404        $  110,000         $305,603                            $   469,007
  Accounts receivable          506,447         2,510,000          124,321                              3,140,768
  Inventory                    877,785         1,869,000           64,322                              2,811,107
  Prepaid expenses             180,488                                                                   180,488
  Deferred taxes               110,592                                                                   110,592
                             ----------       ----------         --------                             -----------
  Total current assets       1,728,716         4,489,000          494,246                              6,711,962
                             ----------       ----------         --------                             -----------

Investments in subsidiaries                                                     (3) ($   20,360)
                                                                                (2)   4,027,000
                                                                                (5) ( 4,006,640)

Property, plant and equipment  618,605         4,196,000          226,689       (4) (    43,888)       6,167,766
                             ----------       ----------         --------                             -----------
                                                                                (2)     423,000
                                                                                (3)     747,360

Others assets                  348,876           300,000                                                 648,876
                            ----------       ----------          --------                              -----------

    Total assets            $2,696,197        $8,985,000         $720,935                              $13,528,604
                            ==========        ==========         ========                              ===========


                                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current liabilities        $  947,699        $4,205,000          $741,295                              $ 5,893,994

Long-term debt                311,596           753,000                                                  1,064,596

Deferred lease liability        9,000                                                                        9,000

Stockholders' equity        1,427,902         4,027,000         (  20,360)      (4) (    43,888)         6,561,014
                           ----------        ----------          --------                               -----------
                                                                                (5) ( 4,006,640)
                                                                                (2)   4,450,000
                                                                                (3)     727,000

Total liabilities and
 stockholders' equity      $2,696,197        $8,985,000          $720,935                              $13,528,604
                           ==========        ==========          ========                              ===========





     See notes to pro forma combined financial statements.                    2

                                                SETO HOLDINGS, INC.

                                      PRO FORMA COMBINED STATEMENT OF INCOME

                                        NINE MONTHS ENDED OCTOBER 31, 1999
                                                    (Unaudited)



                                                 Historical
                                                 Acquisitions





                                                                   Hong Kong
                                   Seto                            Batteries
                                 Holdings,          Fimas         Industries,                           Pro forma
                                   Inc.           Sdn. Bhd.          Ltd.              Adjustments       Combined

Net sales                      $2,482,794       $14,483,000       $538,668                              $17,504,462

Cost of sales                   1,268,536        13,499,000        367,707         (4)  $43,888          15,179,131
                               ----------       -----------       --------              -------         -----------

Gross profit                    1,214,258           984,000        170,961            ( 43,888)           2,325,331

Selling, general and
 administrative expenses        1,166,926           332,000         60,075                                1,559,001
                              -----------        ----------       --------              -------         -----------

Income from operations            47,332            652,000        110,886             ( 43,888)            766,330

Other income (expenses)     (     79,799)      (    176,000)         1,015                             (    254,784)
                              -----------        -----------      --------               -------         -----------

Income (loss) before
  income tax                (     32,467)           476,000         111,901            ( 43,888)             511,546

Income taxes (benefit)      (      6,553)            74,000                                                   67,447
                              -----------         -----------      --------             -------           -----------

Net income (loss)           ($    25,914)       $   402,000        $111,901            ($43,888)         $   444,099
                              ===========         ===========      ========             =======           ===========

Per share information:
  Basic:
    Earnings per share                                                                                   $       .03
    Weighted average shares outstanding                                                                  $17,415,565

  Diluted:
    Earnings per share                                                                                   $       .02
    Weighted average shares outstanding                                                                  $23,653,590










     See notes to pro forma combined financial statements.                    3

                                         SETO HOLDINGS, INC.

                    NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                                NINE MONTHS ENDED OCTOBER 31, 1999








     1. The unaudited pro forma combined balance sheet as of October 31, 1999 gives effect to the Company's acquisition of Fimas Sdn. Bhd. and Hong Kong Batteries Industries, Ltd. in November 1999. The transactions are described in the following paragraphs:

     On November 27, 1999, the Company acquired all of the issued and outstanding capital stock of Fimas, Sdn. Bhd. ("Fimas") in exchange for 5,000,000 shares of the Company's common stock. In the event that the Company makes available to Fimas an aggregate of $1,500,000 for additional working capital and Fimas' operations for the fiscal year ending March 31, 2001 generate net income of at least $1,000,000, then the Company will issue to the former stockholders of Fimas an additional 1,000,000 shares of the Company's common stock.


     On November 19, 1999, the Company acquired all of the issued and outstanding capital stock of Hong Kong Batteries Industries, Ltd. ("HKBI") in exchange for 1,500,000 shares of the Company's common stock. In the event that the Company makes available to HKBI an aggregate of $700,000 and HKBI's operations for the fiscal year ending January 31, 2001 generate net income of at least $300,000, then the Company shall issue the former stockholders of HKBI an additional 500,000 shares of the Company's common stock.


     2. The acquisition of Fimas was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price is allocated to the tangible and intangible assets and liabilities of Fimas based on their estimated fair values as of the closing date. The purchase was recorded as follows:




       5,000,000 shares @ $.89/sh                                 $4,450,000
       Shareholders' equity at closing date                        4,027,000
                                                                   ---------

       Excess of cost over book value                             $  423,000
                                                                   ==========



        The excess of cost over book value was allocated entirely to property, plant and equipment.

                                         SETO HOLDINGS, INC.

                    NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  NINE MONTHS ENDED OCTOBER 31, 1999










     3. The acquisition of HKBI was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price is allocated to the tangible and intangible assets and liabilities of HKBI. Based on their estimated fair values as of the closing date, the purchase was recorded as follows:


           1,500,000 shares @ $.484                                  $727,000
           Shareholders' deficiency at closing date                 (  20,360)
                                                                     --------

                 Excess of cost over book value                      $747,360
                                                                     ========


        The excess of cost over book value was allocated entirely to property, plant and equipment.



4. The adjustment for estimated pro forma depreciation was calculated based on an average useful life of 20 years for each company:

                                 Fimas                                $15,862
                                 HKBI                                  28,026
                                                                       ------

                                                                      $43,888
                                                                      =======




5. The adjustment to shareholders' equity as a result of the acquisitions is summarized as follows:


        Elimination of Fimas shareholders' equity                  $4,027,000
        Elimination of HKBI shareholders' deficiency              (    20,360)
                                                                    ----------

                                                                   $4,006,640
                                                                   ==========















                                                                            5